Exhibit 23.1

                          Independent Auditors' Consent
                          -----------------------------



The Board of Directors
Cubic Energy, Inc.


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated September 8, 2006, relating to the financial statements of Cubic Energy, Inc. We also consent to the reference to our firm under the caption "Experts" in the Prospectus.



                                                       Philip Vogel & Co. PC

                                                       /s/ Philip Vogel & Co. PC



Dallas, Texas
December 6, 2006